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                                                                  Exhibit 23.1

                               KPMG PEAT MARWICK
                                   SUITE 200
                             400 WEST MARKET STREET
                           LOUISVILLE, KENTUCKY 40202


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Thomas Industries Inc.


We consent to the use of our reports incorporated herein by reference.

Our reports refer to a change in the method of accounting for postretirement benefits, income taxes, and certain inventories.



/S/ KPMG PEAT MARWICK

Louisville, Kentucky
July 22, 1994